UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2021 (April 9, 2021)

FORTUNE VALLEY TREASURES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55555	32-0439333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

13th Floor, Building B1, Wisdom Plaza Qiaoxiang Road, Nanshan District Shenzhen, Guangdong, China	518000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 755-86961405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 9, 2021, the Board of Directors (the “Board”) of Fortune Valley Treasures, Inc. (the “Registrant”) appointed Bulin Wang, Bin Li, Jianwei Lin, Yumei Liu, Chaoping Chen and Ramesh Ruben Louis to the Board of the Registrant as independent directors. In addition, the Board also appointed Minghua Cheng as a director of the Registrant. There are no relationships or related transactions between each new director and the Registrant that would be required to be reported under Section 404(a) of Regulation S-K.

Mr. Minghua Cheng has over twenty years of experience in the planning and development of commercial real estate projects, and clothing industry cluster development and clothing e-commerce platform operations. Mr. Cheng is the founder and serves as Chairman of the board of directors of Dongguan City Daying Garment Wholesale Ltd, which owns and operates Dongguan City Daying Garment Wholesale Centre, a well-known network clothing supply center in China. As an expert on the integrated wholesale and e-commerce business model, Mr. Cheng serves as a director and Vice-President of the Guangdong Wholesale Industry Market Association and the Dongguan E-Commerce Federation. Mr. Cheng graduated from Hong Kong Institute of Fashion Technology with an associate’s degree in marketing management.

Mr. Bulin Wang is a partner of Guangzhou Kingpound Law Firm where he has practiced law for over 18 years. His extensive experience include representing clients in commercial disputes, labor and employment disputes, real estate disputes, and maritime disputes, as well as serving as a defense counsel in criminal cases. He has also counseled clients on non-litigation matters, such as mergers and acquisitions and due diligence investigations, among others. In addition, he also serves as a legal adviser for a number of Chinese companies. Mr. Wang received an MBA from Jinan University, Guangzhou, China and a Bachelor’s degree in Management from Shanghai Maritime University, China.

Dr. Bin Li is a director and the General Manager of Shenzhen Xiejin Education Technology Co., Ltd. where he is responsible for all aspects of the company’s corporate strategic planning and management and has held that position since October 2018. Previously Dr. Li served as the president of Shenzhen Qianhai Daoyi Investment Management Co., Ltd from July 2015 to October 2018. Dr. Li is a member of the China New Economic and Cultural Commission. He received his Bachelor of Engineering from Wuhan University, EMBA from Cheung Kong Graduate School of Business, Beijing, and Doctorate in Business Administration from the University of Nice, France.

Mr. Jianwei Lin is a member of the Australia Financial Complaint Authority (AFCA) and the Financial Broker Association of Australia (FBAA). Mr. Lin has over 10 years of experience in finance, accounting, marketing and management. He started his career at Investnet Australia Pty Ltd, a leading building material suppliers in Australia, first as a Marketing Manager and was then later as Vice General Manager. Mr. Lin established his own financial mortgage business in 2016 that provides financing consulting services for businesses and individuals. Mr. Lin graduated from Swinburne University of Technology, Australia, with a Bachelor of Business and a Master of Accounting degrees.

Ms. Yumei Liu is a partner of Zhongtianyun Certified Public Accountants, Guangdong branch. Ms. Liu has many years of practice experience in the audits of public companies listed on China’s GEM (Growth Enterprise Market) Board and Main Board, including audits in IPOs. Prior to joining Zhongtianyun in January 2019, she was a project manager at Guangzhou Xinrui Zhiren Certified Public Accountants Co., Ltd. from October 2017 to December 2018 and a project manager at Guangzhou Zhiren Certified Public Accountants from November 2013 to October 2017. She received a Bachelor in Financial Management degree from Beijing Forestry University School of Economics and Management.

Ms. Chaoping Chen has served as the Secretary General of the Guangdong Wine and Spirits Industry Association, Wine Division since February 2010 and manages all aspects of the day-to-day operations of the association. She is a member of the China National Wine Technical Committee and the Global Wine China Tasting System Committee. She is an expert on food and beverage industry administration and governance. She received her MBA from Sun Yat-Sen University School of Management in Guangzhou, China. She also studied at the University of Milan on planting and brewing and at the Culinary Institute of America on wine serving.

Mr. Ramesh Ruben Louis is a Chartered Accountant of the Malaysian Institute of Accountants (MIA), a fellow member of Association of Chartered Certified Accountants (FCCA), a chartered member of the Institute of Internal Auditors, as well as a Certified Financial Planner. Mr. Louis has over 20 years of experience in accounting, auditing and risk management ranging from large public listed companies to multinational corporations, government agencies as well as SMEs in a spectrum of industries including plantation, property development, manufacturing, trading, IT, shipping and retailing, among others. He started his career at Arthur Andersen from December 1996 to 1997, and subsequently moved to BDO from April 2000 to 2004 and from 2005 to 2006, respectively. He also has experience in corporate finance with Southern Investment Bank Berhad for a year from 2004 to 2005. Mr. Louis has hands-on experience on other corporate exercises such as due diligence, IPOs, debt issuances, corporate and debt restructuring and investigative audits. His training and advisory experience includes topics on Internal & Statutory Auditing, Public Sector/Government Audits, Value-for-Money Audits, ISQC 1, Risk Management & Internal Controls, Review and Assurance Engagements such as Financial Due Diligence, Forecasts & Projections, Forensic & Fraud Accounting/Auditing, as well as practical application of International Financial Reporting Standards (“IFRS”), Reporting Standards for SMEs (MPERS/PERS) and public sector accounting (MPSAS). He has facilitated training and provided advisory for public accountants across the Asia Pacific region, and multinationals and public sector institutions. Mr. Louis is a certified trainer by the Human Resource Development Fund (HRDF), Ministry of Human Resources Malaysia. Mr. Louis serves as an independent director of Greenpro Capital Corp. (NASDAQ: GRNQ). Mr. Louis received his Bachelor of Accounting from National University of Malaysia and MBA from University of Strathclyde, UK. He is a Fellow of the Association of Chartered Certified Accountants (ACCA).

Mr. Lin, Ms. Liu and Mr. Louis will each serve on the Board’s Audit Committee; Dr. Li, Ms. Liu and Mr. Wang will each serve on the Compensation Committee; and Dr. Li, Ms. Chen and Mr. Wang will each serve on the Nominating and Corporate Governance Committee. Each such director is independent under the rules of the SEC and NASDAQ. Mr. Lin will serve as the chair of the Audit Committee, Dr. Li will chair the Nominating and Corporate Governance Committee, and Mr. Wang will chair the Compensation Committee. The Board determined that Yumei Liu is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 9, 2021

FORTUNE VALLEY TREASURES, INC.

By:	/s/ Yumin Lin
Name:	Yumin Lin
Title:	Chief Executive Officer, President and Secretary